UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 9, 2006

Protective Life Secured Trust 2006-2
Protective Life Secured Trust 2006-3
Protective Life Secured Trust 2006-4
Protective Life Secured Trust 2006-5
Protective Life Secured Trust 2006-6
(By Protective Life Insurance Company as Depositor)

(Exact name of registrant as specified in its charter)

	333-126757-08	N.A.
	333-126757-09	N.A.
	333-126757-10	N.A.
	333-126757-11	N.A.
Delaware	333-126757-12	N.A.
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

Protective Life Secured Trust 2006-2
Protective Life Secured Trust 2006-3
Protective Life Secured Trust 2006-4
Protective Life Secured Trust 2006-5
Protective Life Secured Trust 2006-6
c/o Protective Life Insurance Company
2801 Highway 280 South
Birmingham, Alabama		35223
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:    (205) 268-1000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.                  Financial Statements and Exhibits

The following documents are filed in connection with Protective Life Insurance Company’s (“Protective Life”) program (the “Program”) for the issuance of secured notes through Delaware statutory trusts, registered on the Registration Statement on Form S-3 (File No. 333-126757), as amended, of Protective Life, filed with the Securities and Exchange Commission on July 21, 2005 and amended on August 17, 2005.

(d) Exhibits.

Exhibit No.	Description

1.1(a)	Selling Agent Agreement relating to the 5.4% Callable InterNotes® due February 15, 2009 of Protective Life Secured Trust 2006-2 (included in Section F to Exhibit 4.5(a) hereto)

1.1(b)	Schedule identifying omitted documents and setting forth the differences between the omitted documents and Exhibit 1.1(a) hereto (included in Exhibit 4.5(b) hereto)

3.1(a)	Certificate of Trust for Protective Life Secured Trust 2006-2

3.1(b)	Schedule identifying omitted documents and setting forth the differences between the omitted documents and Exhibit 3.1(a) hereto

3.2(a)	Statutory Trust Agreement relating to Protective Life Secured Trust 2006-2 (included in Section A-1 to Exhibit 4.5(a) hereto)

3.2(b)	Schedule identifying omitted documents and setting forth the differences between the omitted documents and Exhibit 3.2(a) hereto (included in Exhibit 4.5(b) hereto)

4.1(a)	Indenture relating to the 5.4% Callable InterNotes® due February 15, 2009 of Protective Life Secured Trust 2006-2 (included in Section E to Exhibit 4.5(a) hereto)

4.1(b)	Schedule identifying omitted documents and setting forth the differences between the omitted documents and Exhibit 4.1(a) hereto (included in Exhibit 4.5(b) hereto)

4.2(a)	5.4% Callable InterNotes® due February 15, 2009 of Protective Life Secured Trust 2006-2

4.2(b)	Schedule identifying omitted documents and setting forth the differences between the omitted documents and Exhibit 4.2(a) hereto

4.3(a)	Administrative Services Agreement relating to Protective Life Secured Trust 2006-2 (included in Section B to Exhibit 4.5(a) hereto)

4.3(b)	Schedule identifying omitted documents and setting forth the differences between the omitted documents and Exhibit 4.3(a) hereto (included in Exhibit 4.5(b) hereto)

4.4(a)	Funding Agreement issued by Protective Life Insurance Company to Protective Life Secured Trust 2006-2

4.4(b)	Schedule identifying omitted documents and setting forth the differences between the omitted documents and Exhibit 4.4(a) hereto

4.5(a)	Omnibus Instrument relating to the 5.4% Callable InterNotes® due February 15, 2009 of Protective Life Secured Trust 2006-2

4.5(b)	Schedule identifying omitted documents and setting forth the differences between the omitted documents and Exhibit 4.5(a) hereto

99.1	Schedule of differences between each certificate of trust relating to a trust formed under the Program after the date of this Report on Form 8-K and Exhibit 3.1(a) hereto

99.2	Schedule of differences between each note to be issued after the date of this Report on Form 8-K by a trust formed under the Program and Exhibit 4.2(a) hereto

99.3	Schedule of differences between each funding agreement to be issued in connection with an issuance of notes under the Program after the date of this Report on Form 8-K and Exhibit 4.4(a) hereto

99.4

Schedule of differences between each omnibus instrument (including each Selling Agent Agreement, Distribution Agreement, Indenture, Statutory Trust Agreement and Administrative Services Agreement) executed in connection with an issuance of notes under the Program after the date of this Report on Form 8-K and Exhibit 4.5(a) hereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Protective Life Secured Trust 2006-2
Protective Life Secured Trust 2006-3
Protective Life Secured Trust 2006-4
Protective Life Secured Trust 2006-5
Protective Life Secured Trust 2006-6
(by Protective Life Insurance Company as
depositor)

Date: May 9, 2006	By:	/s/ Judy Wilson
Name: Judy Wilson
Title: Senior Vice President

EXHIBIT INDEX

Exhibit No.	Description

1.1(a)	Selling Agent Agreement relating to the 5.4% Callable InterNotes® due February 15, 2009 of Protective Life Secured Trust 2006-2 (included in Section F to Exhibit 4.5(a) hereto)

1.1(b)	Schedule identifying omitted documents and setting forth the differences between the omitted documents and Exhibit 1.1(a) hereto (included in Exhibit 4.5(b) hereto)

3.1(a)	Certificate of Trust for Protective Life Secured Trust 2006-2

3.1(b)	Schedule identifying omitted documents and setting forth the differences between the omitted documents and Exhibit 3.1(a) hereto

3.2(a)	Statutory Trust Agreement relating to Protective Life Secured Trust 2006-2 (included in Section A-1 to Exhibit 4.5(a) hereto)

3.2(b)	Schedule identifying omitted documents and setting forth the differences between the omitted documents and Exhibit 3.2(a) hereto (included in Exhibit 4.5(b) hereto)

4.1(a)	Indenture relating to the 5.4% Callable InterNotes® due February 15, 2009 of Protective Life Secured Trust 2006-2 (included in Section E to Exhibit 4.5(a) hereto)

4.1(b)	Schedule identifying omitted documents and setting forth the differences between the omitted documents and Exhibit 4.1(a) hereto (included in Exhibit 4.5(b) hereto)

4.2(a)	5.4% Callable InterNotes® due February 15, 2009 of Protective Life Secured Trust 2006-2

4.2(b)	Schedule identifying omitted documents and setting forth the differences between the omitted documents and Exhibit 4.2(a) hereto

4.3(a)	Administrative Services Agreement relating to Protective Life Secured Trust 2006-2 (included in Section B to Exhibit 4.5(a) hereto)

4.3(b)	Schedule identifying omitted documents and setting forth the differences between the omitted documents and Exhibit 4.3(a) hereto (included in Exhibit 4.5(b) hereto)

4.4(a)	Funding Agreement issued by Protective Life Insurance Company to Protective Life Secured Trust 2006-2

4.4(b)	Schedule identifying omitted documents and setting forth the differences between the omitted documents and Exhibit 4.4(a) hereto

4.5(a)	Omnibus Instrument relating to the 5.4% Callable InterNotes® due February 15, 2009 of Protective Life Secured Trust 2006-2

4.5(b)	Schedule identifying omitted documents and setting forth the differences between the omitted documents and Exhibit 4.5(a) hereto

99.1	Schedule of differences between each certificate of trust relating to a trust formed under the Program after the date of this Report on Form 8-K and Exhibit 3.1(a) hereto

99.2	Schedule of differences between each note to be issued after the date of this Report on Form 8-K by a trust formed under the Program and Exhibit 4.2(a) hereto

99.3	Schedule of differences between each funding agreement to be issued in connection with an issuance of notes under the Program after the date of this

Report on Form 8-K and Exhibit 4.4(a) hereto

99.4

Schedule of differences between each omnibus instrument (including each Selling Agent Agreement, Distribution Agreement, Indenture, Statutory Trust Agreement and Administrative Services Agreement) executed in connection with an issuance of notes under the Program after the date of this Report on Form 8-K and Exhibit 4.5(a) hereto